Exhibit 99.1

NEWS RELEASE

Apache Corporation Announces Second-Quarter 2020

Financial and Operational Results

Key Takeaways

•	Announced major discovery at Kwaskwasi today, third consecutive discovery in Block 58 offshore Suriname;

•	Submitted appraisal plan for first discovery, Maka, in May; announced second discovery, Sapakara, in April;

•

Posted second-quarter reported production of 435,000 barrels of oil equivalent (BOE) per day; adjusted production, which excludes Egypt noncontrolling interest and tax barrels, was 394,000 BOE per day;

•	Delivered upstream capital investment below guidance; tracking toward the low end of full-year 2020 guidance range of $1.0 to $1.2 billion;

•	Focused capital investments on higher-return international opportunities;

•	Achieved annualized cost savings target of more than $300 million, approximately $225 million of which will be realized in 2020; and

•	Implemented operational protocols and work-from-home-processes, successfully mitigating the impact of COVID-19 on Apache’s operations, employees and communities.

HOUSTON, July 29, 2020 – Apache Corporation (Nasdaq: APA) today announced its financial and operational results for the second-quarter 2020.

Apache reported a loss of $386 million or $1.02 per diluted common share during the second-quarter 2020. When adjusted for certain items that impact the comparability of results, Apache reported a second-quarter loss of $281 million, or $0.74 per share. Net cash provided by operating activities in the second quarter was $84 million, and adjusted EBITDAX was $235 million.

“Our exploration program offshore Suriname continues to deliver exciting results. Earlier today, we announced a major discovery at Kwaskwasi-1, our best well yet and third consecutive success in Block 58,” said John J. Christmann IV, Apache’s chief executive officer and president.

Following completion of operations at Kwaskwasi-1, a fourth exploration prospect, Keskesi East-1, will be drilled approximately 10 kilometers (6 miles) southeast of the Sapakara discovery well.

“Our continued success in Suriname, along with the steps we’ve taken to streamline our organization and further strengthen our financial position, prepare us well for the long term. Apache has achieved more than $300 million of combined, annualized LOE and overhead savings – doubling our original target – and delivered on our activity and capital reduction goal. These actions have lowered our free cash flow breakeven oil price to around $30 per barrel for the second half of 2020,” he continued.

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2020

FINANCIAL AND OPERATIONAL RESULTS

— PAGE 2 of 5

2020 capital budget and outlook

Apache delivered second-quarter upstream capital investment of $216 million and is tracking toward the lower end of its annual capital guidance range of $1.0 to $1.2 billion dollars. The company guided to third-quarter capital investment of approximately $190 million.

Second-quarter operational summary

Second-quarter reported production was 435,000 BOE per day, and adjusted production, which excludes Egypt noncontrolling interest and tax barrels, was 394,000 BOE per day.

Following a thorough operational and economic evaluation of all producing wells, Apache chose to curtail approximately 28,000 BOE per day during the second quarter to minimize the negative cash flow impacts of lower oil and NGL prices. The company shut-in an additional 7,000 BOE per day due to unscheduled pipeline downtime at Alpine High. As prices rebounded over the past several months, the company has now returned its curtailed volumes in the North Sea and Alpine High to production, along with a portion of curtailed oil volumes elsewhere in the Permian Basin.

Closing Remarks

“Our objectives remain unchanged despite the extreme market volatility in 2020. We will budget conservatively and return free cash flow to investors, initially in the form of debt reduction; maintain a balanced and diversified portfolio; and prioritize investment for long-term returns over production growth. We will also continue to advance our exploration program and follow-on appraisal activity in Block 58 offshore Suriname and maintain our capacity to generate material free cash flow in Egypt and the North Sea,” concluded Christmann.

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2020

FINANCIAL AND OPERATIONAL RESULTS

— PAGE 3 of 5

Conference call

Apache will host a conference call to discuss its second-quarter 2020 results at 10 a.m. Central time, Thursday, July 30. The conference call will be webcast from Apache’s website at www.apachecorp.com and investor.apachecorp.com, and the webcast replay will be archived there as well. The conference call will also be available for playback by telephone for one week beginning at approximately 4 p.m. Central time July 30. The number for the replay is 855-859-2056 or 404-537-3406 for international calls. The conference access code is 6166527. Sign up for email alerts to be reminded of the webcast at investor.apachecorp.com/alerts/email-alerts-subscription.

About Apache

Apache Corporation is an oil and gas exploration and production company with operations in the United States, Egypt and the United Kingdom and exploration activities offshore Suriname. Apache posts announcements, operational updates, investor information and all press releases on its website, www.apachecorp.com.

Additional information

Additional information follows, including reconciliations of adjusted earnings, adjusted EBITDAX, and upstream capital investment (non-GAAP financial measures) to GAAP measures and information regarding adjusted production. Apache’s quarterly supplement is available at www.apachecorp.com/financialdata.

Non-GAAP financial measures

Apache’s financial information includes information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance understanding of our consolidated financial information as prepared in accordance with GAAP. Adjusted earnings, adjusted EBITDAX, and upstream capital investment are non-GAAP measures. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure.

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2020

FINANCIAL AND OPERATIONAL RESULTS

— PAGE 4 of 5

Forward-looking statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations and objectives for Apache’s operations, including statements about our capital plans, drilling plans, production expectations, asset sales, and monetizations. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our 2019 Form 10-K, and in our quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”) for a discussion of risk factors that affect our business. Any forward-looking statement made by Apache in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Apache undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

Cautionary note to investors

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC’s definitions for such terms. Apache may use certain terms in this news release, such as “resources,” “potential resources,” “resource potential,” “estimated net reserves,” “recoverable reserves,” and other similar terms that the SEC guidelines strictly prohibit Apache from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2020

FINANCIAL AND OPERATIONAL RESULTS

— PAGE 5 of 5

and should not be relied upon. Investors are urged to consider carefully the disclosure in Apache’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2019 available from Apache at www.apachecorp.com or by writing Apache at: 2000 Post Oak Blvd., Suite 100, Houston, TX 77056 (Attn: Corporate Secretary). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.

Contacts

Investor:     (281) 302-2286 Gary Clark

Media:        (713) 296-7276 Phil West

Website:     www.apachecorp.com

APA-F

APACHE CORPORATION

STATEMENT OF CONSOLIDATED OPERATIONS

(Unaudited)

(In millions, except per share data)

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2020	2019	2020	2019
REVENUES AND OTHER:
Oil, natural gas, and natural gas liquids production revenues
Oil revenues	$513	$1,397	$1,545	$2,707
Natural gas revenues	130	118	253	354
Natural gas liquids revenues	54	83	135	191

	697	1,598	1,933	3,252
Purchased oil and gas sales	55	18	163	42

Total revenues	752	1,616	2,096	3,294
Derivative instrument losses, net	(175)	(8)	(278)	(38)
Gain on divestitures, net	—	17	25	20
Other, net	19	(7)	32	(1)

	596	1,618	1,875	3,275

OPERATING EXPENSES:
Lease operating expenses	264	389	599	754
Gathering, processing and transmission	72	76	143	164
Purchased oil and gas costs	46	15	132	37
Taxes other than income	23	46	56	97
Exploration	72	95	129	164
General and administrative	94	102	162	225
Transaction, reorganization and separation	10	6	37	10
Depreciation, depletion and amortization:
Oil and gas property and equipment	387	562	918	1,169
Other assets	31	40	66	79
Asset retirement obligation accretion	27	26	54	53
Impairments	20	240	4,492	240
Financing costs, net	(34)	173	69	270

	1,012	1,770	6,857	3,262

NET INCOME (LOSS) BEFORE INCOME TAXES	(416)	(152)	(4,982)	13
Current income tax provision (benefit)	(27)	187	62	373
Deferred income tax benefit	(11)	(23)	(44)	(42)

NET LOSS INCLUDING NONCONTROLLING INTERESTS	(378)	(316)	(5,000)	(318)
Net income (loss) attributable to noncontrolling interest - Egypt	(11)	43	(162)	87
Net loss attributable to noncontrolling interest - Altus	—	(3)	(9)	(2)
Net income attributable to Altus Preferred Unit limited partners	19	4	37	4

NET LOSS ATTRIBUTABLE TO COMMON STOCK	$(386)	$(360)	$(4,866)	$(407)

NET LOSS PER COMMON SHARE:
Basic	$(1.02)	$(0.96)	$(12.88)	$(1.08)
Diluted	$(1.02)	$(0.96)	$(12.88)	$(1.08)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	378	377	378	376
Diluted	378	377	378	376

DIVIDENDS DECLARED PER COMMON SHARE	$0.025	$0.250	$0.050	$0.500

APACHE CORPORATION

PRODUCTION INFORMATION

	For the Quarter Ended			% Change		For the Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	2Q20 to 1Q20	2Q20 to 2Q19	June 30, 2020	June 30, 2019
OIL VOLUME - Barrels per day
United States	94,471	101,614	103,010	-7%	-8%	98,042	105,878
Egypt (1, 2)	79,839	73,178	83,761	9%	-5%	76,509	87,667
North Sea	47,016	55,262	50,055	-15%	-6%	51,139	52,279

International (1)	126,855	128,440	133,816	-1%	-5%	127,648	139,946

Total (1)	221,326	230,054	236,826	-4%	-7%	225,690	245,824

NATURAL GAS VOLUME - Mcf per day
United States	518,156	597,842	594,238	-13%	-13%	557,999	668,858
Egypt (1, 2)	279,561	254,579	277,552	10%	1%	267,070	296,425
North Sea	52,612	67,278	50,121	-22%	5%	59,945	53,488

International (1)	332,173	321,857	327,673	3%	1%	327,015	349,913

Total (1)	850,329	919,699	921,911	-8%	-8%	885,014	1,018,771

NGL VOLUME - Barrels per day
United States	69,759	81,381	61,974	-14%	13%	75,570	60,428
Egypt (1, 2)	909	918	898	-1%	1%	914	1,023
North Sea	1,733	2,135	1,673	-19%	4%	1,934	1,748

International (1)	2,642	3,053	2,571	-13%	3%	2,848	2,771

Total (1)	72,401	84,434	64,545	-14%	12%	78,418	63,199

BOE per day
United States	250,589	282,636	264,024	-11%	-5%	266,612	277,782
Egypt (1, 2)	127,342	116,525	130,917	9%	-3%	121,934	138,094
North Sea	57,517	68,610	60,082	-16%	-4%	63,064	62,942

International (1)	184,859	185,135	190,999	0%	-3%	184,998	201,036

Total (1)	435,448	467,771	455,023	-7%	-4%	451,610	478,818

Total excluding noncontrolling interests	393,098	428,588	411,345	-8%	-4%	410,844	432,740

(1) Includes net production volumes attributed to our noncontrolling partner in Egypt below:

Oil (b/d)	26,609	24,598	27,939			25,604	29,239
Gas (Mcf/d)	92,625	85,672	92,639			89,148	98,990
NGL (b/d)	303	306	299			304	341
BOE per day	42,350	39,183	43,678	8%	-3%	40,766	46,078

(2) Egypt Gross Production

Oil (b/d)	171,897	183,627	198,534			177,762	201,245
Gas (Mcf/d)	642,003	655,410	729,378			648,706	742,474
NGL (b/d)	1,649	1,782	1,840			1,715	1,952
BOE per day	280,547	294,644	321,937	-5%	-13%	287,595	326,943

APACHE CORPORATION

ADJUSTED PRODUCTION INFORMATION

Adjusted production excludes certain items that management believes affect the comparability of operating results for the periods presented. Adjusted production excludes production attributable to 1) noncontrolling interest in Egypt and 2) Egypt tax barrels. Management uses adjusted production to evaluate the company’s operational trends and performance and believes it is useful to investors and other third parties.

	For the Quarter Ended			% Change		For the Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	2Q20 to 1Q20	2Q20 to 2Q19	June 30, 2020	June 30, 2019
OIL VOLUME - Barrels per day
United States	94,471	101,614	103,010	-7%	-8%	98,042	105,878
Egypt	54,469	44,491	44,261	22%	23%	49,480	46,281
North Sea	47,016	55,262	50,055	-15%	-6%	51,139	52,279

International	101,485	99,753	94,316	2%	8%	100,619	98,560

Total	195,956	201,367	197,326	-3%	-1%	198,661	204,438

NATURAL GAS VOLUME - Mcf per day
United States	518,156	597,842	594,238	-13%	-13%	557,999	668,858
Egypt	186,387	161,536	160,306	15%	16%	173,962	170,655
North Sea	52,612	67,278	50,121	-22%	5%	59,945	53,488

International	238,999	228,814	210,427	4%	14%	233,907	224,143

Total	757,155	826,656	804,665	-8%	-6%	791,906	893,001

NGL VOLUME - Barrels per day
United States	69,759	81,381	61,974	-14%	13%	75,570	60,428
Egypt	607	611	531	-1%	14%	609	604
North Sea	1,733	2,135	1,673	-19%	4%	1,934	1,748

International	2,340	2,746	2,204	-15%	6%	2,543	2,352

Total	72,099	84,127	64,178	-14%	12%	78,113	62,780

BOE per day
United States	250,589	282,636	264,024	-11%	-5%	266,612	277,782
Egypt	86,140	72,025	71,510	20%	20%	79,083	75,327
North Sea	57,517	68,610	60,082	-16%	-4%	63,064	62,942

International	143,657	140,635	131,592	2%	9%	142,147	138,269

Total	394,246	423,271	395,616	-7%	0%	408,759	416,051

APACHE CORPORATION

PRICE INFORMATION

	For the Quarter Ended			For the Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
AVERAGE OIL PRICE PER BARREL
United States	$23.02	$46.32	$57.25	$35.09	$53.90
Egypt	25.80	49.97	68.60	37.36	65.36
North Sea	31.55	49.66	68.43	41.94	66.35
International	27.86	49.83	68.54	39.22	65.73
Total	25.77	48.31	63.71	37.44	60.65

AVERAGE NATURAL GAS PRICE PER MCF
United States	$1.13	$0.70	$0.55	$0.90	$1.26
Egypt	2.73	2.83	2.80	2.78	2.82
North Sea	1.43	3.17	3.99	2.41	5.18
International	2.53	2.90	2.98	2.71	3.18
Total	1.68	1.47	1.41	1.57	1.92

AVERAGE NGL PRICE PER BARREL
United States	$7.81	$9.59	$13.57	$8.77	$15.96
Egypt	20.97	31.70	32.90	26.36	35.56
North Sea	20.35	36.53	33.67	29.29	37.27
International	20.57	35.08	33.40	28.35	36.64
Total	8.28	10.51	14.37	9.48	16.87

APACHE CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(Unaudited)

(In millions)

SUMMARY EXPLORATION EXPENSE INFORMATION

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2020	2019	2020	2019
Unproved leasehold impairments	$31	$39	$50	$62
Dry hole expense	23	18	47	28
Geological and geophysical expense	4	18	7	36
Exploration overhead and other	14	20	25	38

	$72	$95	$129	$164

SUMMARY CASH FLOW INFORMATION

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2020	2019	2020	2019
Net cash provided by operating activities	$84	$856	$586	$1,454

Additions to upstream oil and gas property	(329)	(676)	(841)	(1,420)
Additions to Altus gathering, processing, and transmission facilities	(6)	(127)	(25)	(246)
Altus equity method interests	(71)	(320)	(154)	(438)
Proceeds from sale of oil and gas properties	—	238	126	247
Other, net	(2)	(9)	(23)	25

Net cash used in investing activities	$(408)	$(894)	$(917)	$(1,832)

Debt borrowings and payments, net	51	(170)	301	(11)
Altus credit facility borrowings	25	—	97	—
Distributions to noncontrolling interest - Egypt	(8)	(57)	(40)	(164)
Redeemable noncontrolling interest - Altus Preferred Unit limited partners	—	611	—	611
Dividends paid	(10)	(94)	(104)	(188)
Other	(27)	(30)	(35)	(35)

Net cash provided by financing activities	$31	$260	$219	$213

SUMMARY BALANCE SHEET INFORMATION

	June 30,	December 31,
	2020	2019
Cash and cash equivalents	$135	$247
Other current assets	1,523	1,714
Property and equipment, net	9,344	14,158
Other assets	1,997	1,988

Total assets	$12,999	$18,107

Current debt - Apache *	$294	$1
Current debt - Altus	—	10
Current liabilities	1,416	1,844
Long-term debt - Apache *	8,030	8,159
Long-term debt - Altus	493	396
Deferred credits and other noncurrent liabilities	2,810	2,677
Redeemable noncontrolling interest - Altus Preferred Unit limited partners	592	555
Apache shareholders’ equity (deficit)	(1,635)	3,255
Noncontrolling interest - Egypt	935	1,137
Noncontrolling interest - Altus	64	73

Total Liabilities and equity	$12,999	$18,107

Common shares outstanding at end of period	377	377

*	Excludes Altus

APACHE CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

Reconciliation of Net cash provided by operating activities to Adjusted EBITDAX

Management believes EBITDAX, or earnings before income tax expense, interest expense, depreciation, amortization and exploration expense is a widely accepted financial indicator, and useful for investors, to assess a company’s ability to incur and service debt, fund capital expenditures, and make distributions to shareholders. We define adjusted EBITDAX, a non-GAAP financial measure, as EBITDAX adjusted for certain items presented in the accompanying reconciliation. Management uses adjusted EBITDAX to evaluate our ability to fund our capital expenditures, debt services and other operational requirements and to compare our results from period to period by eliminating the impact of certain items that management does not consider to be representative of the Company’s on-going operations. Management also believes adjusted EBITDAX facilitates investors and analysts in evaluating and comparing EBITDAX from period to period by eliminating differences caused by the existence and timing of certain operating expenses that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted EBITDAX may not be comparable to similar measures of other companies in our industry.

	For the Quarter Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2020	2020	2019	2020	2019
Net cash provided by operating activities	$84	$502	$856	$586	$1,454
Adjustments:
Exploration expense other than dry hole expense and unproved leasehold impairments	18	14	38	32	74
Current income tax provision (benefit)	(27)	89	187	62	373
Other adjustments to reconcile net income to net cash provided by operating activities	(22)	8	(13)	(14)	(22)
Changes in operating assets and liabilities	66	21	(178)	87	(40)
Financing costs, net	106	103	98	209	195
Transaction, reorganization & separation costs	10	27	6	37	10

Adjusted EBITDAX (Non-GAAP)	$235	$764	$994	$999	$2,044

Reconciliation of Income attributable to common stock to Adjusted earnings

Our presentation of adjusted earnings and adjusted earnings per share are non-GAAP measures because they exclude the effect of certain items included in Income Attributable to Common Stock. Management believes that adjusted earnings and adjusted earnings per share provides relevant and useful information, which is widely used by analysts, investors and competitors in our industry as well as by our management in assessing the Company’s operational trends and comparability of results to our peers.

Management uses adjusted earnings and adjusted earnings per share to evaluate our operating and financial performance because it eliminates the impact of certain items that management does not consider to be representative of the Company’s on-going business operations. As a performance measure, adjusted earnings may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, capital structure and asset sales and other divestitures, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted earnings and adjusted earnings per share may not be comparable to similar measures of other companies in our industry.

	For the Quarter Ended June 30, 2020				For the Quarter Ended June 30, 2019
	Before Tax	Tax Impact	After Tax	Diluted EPS	Before Tax	Tax Impact	After Tax	Diluted EPS
Net loss including noncontrolling interests (GAAP)	$(416)	$38	$(378)	$(1.00)	$(152)	$(164)	$(316)	$(0.84)
Income (loss) attributable to noncontrolling interests	(17)	6	(11)	(0.03)	80	(40)	40	0.11
Income attributable to Altus preferred unit limited partner	19	—	19	0.05	4	—	4	0.01

Net loss attributable to common stock	(418)	32	(386)	(1.02)	(236)	(124)	(360)	(0.96)

Adjustments:*
Asset impairments	51	(6)	45	0.12	279	(59)	220	0.58
Noncontrolling interest & tax barrel impact on Egypt adjustments	(7)	—	(7)	(0.02)	—	—	—	—
Valuation allowance and other tax adjustments	—	64	64	0.17	—	114	114	0.31
(Gain)/Loss on extinguishment of debt	(140)	29	(111)	(0.29)	75	(16)	59	0.16
Unrealized derivative instrument losses, net	138	(30)	108	0.29	21	(4)	17	0.04
Noncontrolling interest on Altus preferred units embedded derivative	(2)	1	(1)	(0.01)	—	—	—	—
Transaction, reorganization & separation costs	10	(3)	7	0.02	6	(1)	5	0.01
Gain on divestitures, net	—	—	—	—	(17)	3	(14)	(0.03)
Contract termination charges	—	—	—	—	—	—	—	—

Adjusted earnings (Non-GAAP)	$(368)	$87	$(281)	$(0.74)	$128	$(87)	$41	$0.11

	For the Six Months Ended June 30, 2020				For the Six Months Ended June 30, 2019
	Before Tax	Tax Impact	After Tax	Diluted EPS	Before Tax	Tax Impact	After Tax	Diluted EPS
Net loss including noncontrolling interests (GAAP)	$(4,982)	$(18)	$(5,000)	$(13.23)	$13	$(331)	$(318)	$(0.84)
Income (loss) attributable to noncontrolling interest	(161)	(10)	(171)	(0.45)	165	(80)	85	0.23
Income attributable to Altus preferred unit limited partner	37	—	37	0.10	4	—	4	0.01

Net loss attributable to common stock	(4,858)	(8)	(4,866)	(12.88)	(156)	(251)	(407)	(1.08)

Adjustments:*
Asset impairments	4,542	(844)	3,698	9.79	302	(64)	238	0.62
Noncontrolling interest & tax barrel impact on Egypt adj	(170)	(7)	(177)	(0.47)	—	—	—	—
Valuation allowance and other tax adjustments	—	932	932	2.46	—	145	145	0.39
(Gain)/Loss on extinguishment of debt	(140)	29	(111)	(0.29)	75	(16)	59	0.16
Unrealized derivative instrument losses, net	241	(51)	190	0.50	66	(14)	52	0.14
Noncontrolling interest on Altus preferred units embedded derivative	(15)	4	(11)	(0.03)	—	—	—	—
Transaction, reorganization & separation costs	37	(9)	28	0.07	10	(2)	8	0.02
Gain on divestitures, net	(25)	8	(17)	(0.04)	(20)	4	(16)	(0.04)
Contract termination charges	3	(1)	2	0.01	—	—	—	—

Adjusted Earnings (Non-GAAP)	$(385)	$53	$(332)	$(0.88)	$277	$(198)	$79	$0.21

*	The income tax effect of the reconciling items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.

APACHE CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions)

Reconciliation of Costs incurred to Upstream capital investment

Management believes the presentation of upstream capital investments is useful for investors to assess Apache’s expenditures related to our upstream capital activity. We define capital investments as costs incurred for oil and gas activities, adjusted to exclude asset retirement obligation revisions and liabilities incurred, capitalized interest, and certain exploration expenses, while including amounts paid during the period for abandonment and decommissioning expenditures. Upstream capital expenditures attributable to a one-third noncontrolling interest in Egypt are also excluded. Management believes this provides a more accurate reflection of Apache’s cash expenditures related to upstream capital activity and is consistent with how we plan our capital budget.

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2020	2019	2020	2019
Costs incurred in oil and gas property:
Acquisitions
Proved	$1	$—	$7	$—
Unproved	2	22	3	41
Exploration and development	266	639	756	1,294

Total Costs incurred in oil and gas property	$269	$661	$766	$1,335

Reconciliation of Costs incurred to Upstream capital investment:
Total Costs incurred in oil and gas property	$269	$661	$766	$1,335
Asset retirement obligations settled vs. incurred - oil and gas property	5	9	13	19
Capitalized interest	—	(8)	—	(16)
Exploration seismic and administration costs	(18)	(38)	(32)	(74)
Less noncontrolling interest - Egypt	(40)	(35)	(89)	(78)

Total Upstream capital investment	$216	$589	$658	$1,186

Reconciliation of Net cash provided by operating activities to Cash flows from operations before changes in operating assets and liabilities

Cash flows from operations before changes in operating assets and liabilities is a non-GAAP financial measure. Apache uses it internally and provides the information because management believes it is useful for investors and widely accepted by those following the oil and gas industry as a financial indicator of a company’s ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies and is frequently included in published research when providing investment recommendations. Cash flows from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

	For the Quarter Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2020	2020	2019	2020	2019
Net cash provided by operating activities	$84	$502	$856	$586	$1,454
Changes in operating assets and liabilities	66	21	(178)	87	(40)

Cash flows from operations before changes in operating assets and liabilities	$150	$523	$678	$673	$1,414